Exhibit 19

                             CLS ADVISORONE FUNDS

        The undersigned hereby constitutes and appoints W. Patrick Clarke and Gary W. Lanzen, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CLS AdvisorOne Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of March, 1997.

/s/ W. Patrick Clarke
--------------------------
W. Patrick Clarke, Trustee

                             CLS ADVISORONE FUNDS

        The undersigned hereby constitutes and appoints W. Patrick Clarke and Gary W. Lanzen, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CLS AdvisorOne Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of March, 1997.

/s/ Gary W. Lanzen
-----------------------
Gary W. Lanzen, Trustee

                             CLS ADVISORONE FUNDS

        The undersigned hereby constitutes and appoints W. Patrick Clarke and Gary W. Lanzen, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CLS AdvisorOne Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of March, 1997.

/s/ Randal D. Skalla
-------------------------
Randal D. Skalla, Trustee

                             CLS ADVISORONE FUNDS

        The undersigned hereby constitutes and appoints W. Patrick Clarke and Gary W. Lanzen, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CLS AdvisorOne Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of March, 1997.

/s/ Todd P. Clarke
-----------------------
Todd P. Clarke, Trustee

                             CLS ADVISORONE FUNDS

        The undersigned hereby constitutes and appoints W. Patrick Clarke and Gary W. Lanzen, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CLS AdvisorOne Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of March, 1997.

/s/ L. Merill Bryan, Jr.
----------------------------
L. Merill Bryan, Jr., Trustee

                             CLS ADVISORONE FUNDS

        The undersigned hereby constitutes and appoints W. Patrick Clarke and Gary W. Lanzen, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CLS AdvisorOne Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of March, 1997.

/s/ H. Reese Hansen
------------------------
H. Reese Hansen, Trustee

                             CLS ADVISORONE FUNDS

        The undersigned hereby constitutes and appoints W. Patrick Clarke and Gary W. Lanzen, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CLS AdvisorOne Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of March, 1997.

/s/ Richard A. Zehnacker
-----------------------------
Richard A. Zehnacker, Trustee